SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 12, 2003


                             PHASE III MEDICAL, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


           0-10909                                           22-2343568
    -----------------------------------------------------------------------
    Commission File Number                                  IRS Employer
                                                          Identification No.


330 SOUTH SERVICE ROAD, SUITE 120, Melville, New YorK               11747
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                  631-574-4955
                                  ------------
                          Registrant's Telephone Number

                   -------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On December 12, 2003, Phase III Medical, Inc. (the "Company") issued the press release annexed hereto announcing that it had signed a royalty agreement with Parallel Solutions, Inc. (PSI) to develop a new bioshielding platform technology for the delivery of therapeutic proteins and small molecule drugs in order to extend circulating half-life to improve bioavailability and dosing regimen, while maintaining or improving pharmacologic activity. The Company will provide funding and consulting services to PSI for it to conduct a proof of concept study.

                                    * * * * *


This Report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent management's judgment regarding future events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors. These factors include the risk that the Company will be unable to raise capital, to enter successfully or exploit opportunities in the biotech or medical business, to have appropriate personnel, or the risks inherent in any new business venture or those detailed in the Company's other reports filed with the Securities and Exchange Commission. No assurances can be given that the Proof of Concept Program will be successful, that any viable technology will arise from that program, that the Company or PSI will be able to commercialize any product or technology that is successfully developed, or that there will be market acceptance of any such product or technology sufficient to generate any material revenues for the Company. The Company undertakes no obligation to update or revise the information contained in this Report whether as a result of new information, future events or circumstances or otherwise.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHASE III MEDICAL, INC.



                                                     By:  /s/ Mark Weinreb
                                                          ----------------------
                                                          Mark Weinreb
                                                          President




         Dated:  December __, 2003

                                      -3-